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                                    EXHIBIT Y

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the Amendment No. 5 to the statement on Schedule 13D with respect to the Common Stock of Bluefly, Inc., dated August 25, 2000, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  August 25, 2000
                                       QUANTUM INDUSTRIAL PARTNERS LDC


                                       By:      /S/ Michael C. Neus
                                                --------------------
                                                Michael C. Neus
                                                Attorney-in-Fact


                                       QIH MANAGEMENT INVESTOR, L.P.

                                       By:      QIH Management, Inc.,
                                                its General Partner


                                       By:      /S/ Michael C. Neus
                                                -------------------
                                                Michael C. Neus
                                                Vice President


                                       QIH MANAGEMENT, INC.


                                       By:      /S/ Michael C. Neus
                                                -------------------
                                                Michael C. Neus
                                                Vice President


                                       SOROS FUND MANAGEMENT LLC


                                       By:      /S/ Michael C. Neus
                                                -------------------
                                                Michael C. Neus
                                                Deputy General Counsel


                                       GEORGE SOROS


                                       By:      /S/ Michael C. Neus
                                                -------------------
                                                Michael C. Neus
                                                Attorney-in-Fact